UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 10, 2021
J2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 S. Flower Street, 15th Floor
Los Angeles, California 90017
(Address of principal executive offices)

(323) 860-9200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JCOM	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 10, 2021, J2 Global, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the first quarter of fiscal 2021 and updating its financial guidance for fiscal year 2021.

A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) On May 7, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual format due to current restrictions on social gatherings.

(b) Below are the voting results for the matters submitted to the Company’s stockholders for a vote at the Annual Meeting:

(1) The election of the following nine director nominees to serve for the ensuing year and until their successors are elected and qualified. All nominees were elected as directors with the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard S. Ressler	33,313,569	6,641,049	70,093	1,680,728
Vivek Shah	39,268,699	702,604	53,408	1,680,728
Douglas Y. Bech	31,759,234	8,211,612	53,865	1,680,728
Sarah Fay	39,407,023	564,718	52,970	1,680,728
W. Brian Kretzmer	37,276,584	2,691,942	56,185	1,680,728
Jonathan Miller	39,036,676	934,280	53,755	1,680,728
Stephen Ross	37,278,064	2,692,927	53,270	1,680,728
Pamela Sutton-Wallace	39,512,241	453,289	59,181	1,680,728
Scott C. Taylor	39,906,303	58,799	59,609	1,680,728

(2) A proposal to approve, in an advisory vote, the compensation of the named executive officers. This proposal was approved with the following vote:

For	37,288,075
Against	2,683,923
Abstain	52,713
Broker Non-Votes	1,680,728

(3) A proposal to ratify the appointment of BDO USA, LLP to serve as the Company’s independent auditors for fiscal 2021. This proposal was approved with the following vote:

For	41,624,675
Against	23,276
Abstain	57,488
Broker Non-Votes	0

Item 7.01. Regulation FD Disclosure

On May 11, 2021, at 8:30 a.m. Eastern Time, the Company will host its first quarter 2021 earnings conference call and Webcast. Via the Webcast, the Company will present portions of its May 2021 Investor Presentation, which contains a summary of the Company’s financial results for the fiscal quarter ended March 31, 2021, and certain other financial and operating information regarding the Company. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

NOTE: The information in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 10, 2021
99.2	May 2021 Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in such statements. Such forward-looking statements are based on management’s expectations or beliefs as of May 10, 2021. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control and are described in the Company’s Annual Report on Form 10-K filed by the Company on March 1, 2021 with the Securities and Exchange Commission (the “SEC”) and the other reports the Company files from time to time with the SEC. The Company undertakes no obligation to revise or publicly release any updates to such statements based on future information or actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J2 Global, Inc. (Registrant)

Date:	May 10, 2021	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel